UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2020

CINCINNATI BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-39188	84-2848636
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6581 Harrison Avenue, Cincinnati, Ohio		45247
(Address of Principal Executive Offices)		(Zip Code)

(513) 574-3025
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock, $0.01 par value per share	CNNB	The Nasdaq Stock Market, LLC
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ⌧

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2020, Cincinnati Federal, the bank subsidiary of Cincinnati Bancorp, Inc., entered into change in control agreements with Robert A. Bedinghaus, Joseph V. Bunke and Herbert C. Brinkman.  The term of the agreement with Mr. Bedinghaus is three years and the term of the agreements with Messrs. Bunke and Brinkman is two years.  Each year, the board of directors of Cincinnati Federal may renew the agreements for an additional year, so that the terms again become either three or two years.  Under the agreements, if, during the term of the agreement, the executive’s employment is involuntarily terminated, other than for “cause” (as defined in the agreement), or if the executive voluntarily terminates employment for “good reason,” in either case following a change in control, Cincinnati Federal, or its successor, will pay the executive severance equal to a multiple of the average taxable income reported on the executive’s Form W-2 for the prior five year.  The multiple is three times, in the case of Mr. Bedinghaus, and two times, in the case of Messrs. Bunke and Brinkman.  In addition, Cincinnati Federal, or its successor, will pay the cost of the executive’s medical and dental coverage for 18 months.  For purposes of the agreements, the term “good reason” includes (i) the failure to re-elect or re-appoint the executive to the position(s) he held immediately before the change in control, (ii) a material change in the executive’s position(s) to be one of lesser responsibility, importance or scope, (iii) a liquidation or dissolution of Cincinnati Federal, (iv) a material reduction in the executive’s base salary or benefits or (v) a relocation of the executive’s principal place of employment by more than 25 miles.  The foregoing description is qualified in its entirety by reference to the change in control agreements, which are filed as exhibits hereto and incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Change in Control Agreement by and between Robert A. Bedinghaus and Cincinnati Federal
	10.2	Change in Control Agreement by and between Joseph V. Bunke and Cincinnati Federal
	10.3	Change in Control Agreement by and between Herbert C. Brinkman and Cincinnati Federal

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BANCORP, INC.

Date: January 22, 2020	By: /s/ Joseph V. Bunke
Joseph V. Bunke
President